[logo]

BOULDER GROWTH &                                   1680 38TH STREET, SUITE 800
INCOME FUND, INC.                                  BOULDER, COLORADO  80301

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on October 1, 2002

To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Boulder Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held at Marriott Residence Inn, 3030 Center Green Drive, Boulder, Colorado at 10:00 a.m. Mountain Daylight Time, on October 1, 2002, for the following purposes:

     1. To elect one (1) Director of the Fund (PROPOSAL 1).

     2. To approve or disapprove a transferable rights offering (PROPOSAL 2).

     3. To approve or disapprove an amendment to the Fund's charter to permit the Board, without shareholder approval, to increase or decrease the Fund's authorized capital (PROPOSAL 3).

     4. To approve or disapprove an amendment to the Fund's charter to permit the issuance of preferred stock (PROPOSAL 4).

     5. To approve or disapprove an amendment to the Fund's charter to permit the involuntary redemption of shareholders of 100 or fewer shares of common stock (PROPOSAL 5).

     6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on August 23, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Annual Meeting.

                                           By Order of the Board of Directors,

                                           STEPHANIE KELLEY
                                           SECRETARY
August 28, 2002

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TO ENABLE SHAREHOLDERS TO VOTE IN THE MOST PROMPT AND CONVENIENT MANNER POSSIBLE
WE HAVE PROVIDED FOUR WAYS TO VOTE:

          BY INTERNET
          BY TOLL-FREE TELEPHONE
          BY COMPLETING AND MAILING YOUR PROXY CARD
          BY WRITTEN BALLOT AT THE MEETING

IF YOU WISH TO VOTE BY PHONE OR INTERNET PLEASE REFER TO THE INSTRUCTIONS ATTACHED TO THE ENCLOSED PROXY CARD OR VOTING FORM. THE PROCESS OF VOTING BY PHONE OR INTERNET WILL ASSIST THE FUND IN LIMITING COSTS ASSOCIATED WITH THIS SOLICITATION AND ALSO SAVE TIME FOR SHAREHOLDERS VOTING THEIR SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WHO DO NOT VOTE BY PHONE OR INTERNET ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                               VALID SIGNATURE
        ------------                               ---------------
        CORPORATE ACCOUNTS
        (1)  ABC Corp.                             ABC Corp.
        (2)  ABC Corp.                             John Doe, Treasurer
        (3)  ABC Corp., c/o John Doe Treasurer     John Doe
        (4)  ABC Corp. Profit Sharing Plan         John Doe, Trustee

        TRUST ACCOUNTS
        (1)  ABC Trust                             Jane B. Doe, Trustee
        (2)  Jane B. Doe, Trustee, u/t/d 12/28/78  Jane B. Doe

        CUSTODIAN OR ESTATE ACCOUNTS
        (1)  John B. Smith, Cust.,                 John B. Smith
              f/b/o John B. Smith, Jr. UGMA
        (2)  John B. Smith                         John B. Smith, Jr., Executor

          QUESTIONS AND ANSWERS REGARDING THE PROPOSED RIGHTS OFFERING

1.       WHAT  IS BEING ASKED OF ME AS A SHAREHOLDER?

         The Board of Directors (the "Board") of Boulder Growth & Income Fund, Inc. (the "Fund") is asking that you approve a proposed transferable rights offering (the "Proposed Offering") which would permit existing shareholders of the Fund, and those who purchase rights sold by the existing shareholders, to purchase additional Fund shares at a discount to the lesser of market price or net asset value with nominal transaction costs.

2.       WHAT IS THE BOARD'S RECOMMENDATION?

         Your Board, including all of the independent directors of the Fund, unanimously recommends that you vote in favor of the Proposed Offering.

3.       WHAT  IS A RIGHTS OFFERING?

         A rights offering is an opportunity for shareholders to purchase additional shares of the Fund at a specified price - the "subscription price" - with nominal transaction costs. To encourage shareholders to participate in the Proposed Offering, the subscription price is set at a discount to the lesser of the then-current market price or net asset value. Although shareholders are not required to purchase additional shares, they are given the opportunity, or "right", to purchase shares based on the number of underlying shares they own on the applicable record date. Rights may either be transferable or non-transferable and the offering may or may not be underwritten with a commitment by the underwriter to buy those shares which are not subscribed. In the case of the Proposed Offering, the offering will be transferable and an underwriter will not be used.

4.       HOW WOULD A RIGHTS OFFERING BENEFIT THE FUND AND ME AS A SHAREHOLDER?

         Rights offerings are conducted for a number of reasons, but primarily to (a) spread fixed Fund expenses across more assets and thus reduce the Fund's expense ratio and (b) to provide the Fund with additional capital to purchase investments which the Fund's advisers believe will enhance shareholder value. We have discussed these and other potential benefits below in "Reasons for Conducting the Proposed Offering".

5.       HOW DOES THE PROPOSED OFFERING DIFFER FROM MOST OTHER RIGHTS OFFERINGS?

         The Proposed Offering is a "one-for-one" offering. This means that shareholders will receive one right to purchase one share for each share that they own on the record date. As most rights offerings are conducted on a 1-for-3 (i.e., the right to buy one share of stock for every three shares held) or greater ratio (e.g., 1-for-5), the Proposed Offering (i.e., 1-for-1) will result in more assets being raised than would be the case if a lower ratio were used. The Board believes that a one-for-one offering is more beneficial to the Fund and shareholders because the fixed costs of conducting the Proposed Offering are spread across more assets.

6.       WHAT WILL BE THE SUBSCRIPTION PRICE FOR THE PROPOSED OFFERING?

         The Proposed Offering contemplates new shares being sold at a price equal to 95% of the lesser of (a) the net asset value of the Fund's shares on the expiration date of the Proposed Offering or (b) the volume-weighted average market price of the Fund's shares on such date and the four immediately preceding trading days.

7.       WHAT  IS  AN OVER-SUBSCRIPTION RIGHT?

         An over-subscription privilege will be available only to shareholders on the record date who fully subscribe to their primary shares and wish to purchase additional shares (i.e., more than their one-for-one allotment). Any shares for which subscriptions have not been received will be offered to shareholders who have exercised all of their initially-issued rights and have over-subscribed for more. Any available shares will be allocated among those who over-subscribe based on the number of shares they originally owned on the record date.

8.       WHAT IS DILUTION AND HOW DOES IT AFFECT ME?

         With respect to the Proposed Offering, "dilution" is a reduction in the net asset value of a shareholder's shares in the Fund caused by the Fund's issuance of new shares at a price below net asset value. It also refers to the reduction in a shareholder's percentage ownership in the Fund that would result if the shareholder failed to fully exercise his rights. Even though EXERCISING shareholders are likely to experience some "dilution" (e.g., that attributable to their pro rata share of offering expenses), dilution occurs most significantly with respect to the NON-EXERCISING shareholders. A "transferable" rights offering is intended to minimize this dilutive effect to non-exercising shareholders. If shareholders elect not to exercise their rights, and fail to trade the rights on the exchange, they will be fully diluted (i.e., after the offering, the underlying value of their shares will be less, perhaps materially so). It is for this reason that the Board encourages shareholders to fully participate in the Proposed Offering. See additional discussion under "Dilution" in Proposal 2 of the Proxy Statement.

9.       WHAT IS A TRANSFERABLE RIGHTS OFFERING?

         Rights may be "transferable" or "non-transferable". Non-transferable rights are not transferable and thus are not traded on an exchange and have no value if they are not exercised. The Proposed Offering recommends a transferable rights offering, where the rights are expected to be traded on the New York Stock Exchange ("NYSE"). Non-subscribing shareholders would have the option of selling their rights through the exchange or the Fund's subscription agent. Selling the rights would allow a non-subscribing shareholder the potential to offset some of the dilution which otherwise will occur. In contrast, in a non-transferable rights offering, a non-subscribing shareholder would experience full dilution.

10.      DO I HAVE  TO  PARTICIPATE  IN THE  RIGHTS  OFFERING  OR CAN I SELL  MY
         RIGHTS?

         The Proposed Offering contemplated by this Proxy is entirely voluntary. However, if a shareholder fails to participate (i.e., fails to exercise his or her rights) or fails to trade the rights on the exchange, the result will be full dilution.

11.      WHAT ARE THE TRANSACTION COSTS ON THE SALE OR EXERCISE OF MY RIGHTS?

         Although shareholders may elect to use their broker to trade their rights, in which case a substantial commission will be charged (relative to the intrinsic value of the right), the Fund will make arrangements to facilitate the sale at no direct commission cost to the shareholder.

12.      HOW WILL THE PROCEEDS OF THE PROPOSED OFFERING BE APPLIED?

         If completed, the proceeds of the Proposed Offering will be invested in additional securities consistent with the Fund's investment objective and policies.

13.      WHEN WILL THE PROPOSED OFFERING TAKE PLACE?

         If the Proposed Offering is approved by shareholders, subject to final approval by the Fund's Board, the rights offering is expected to be conducted as soon after the Meeting as practicable and should be concluded before the end of 2002. This, of course, is subject to change based on market conditions and other factors the Board and management may consider relevant.

14.      WILL THE HOREJSI AFFILIATES PARTICIPATE IN THE RIGHTS OFFERING?

         The Horejsi Affiliates (defined below), which own approximately 21% of the Fund, as well as all officers and directors of the Fund owning Fund shares, intend to fully exercise their rights. If the Horejsi Affiliates fully exercise their over-subscription privilege, under certain circumstances (e.g., low shareholder participation in both the Proposed Offering and the over-subscription privilege), the affiliates could substantially increase their percentage ownership in the Fund. For more detailed discussion, see "What will the Horejsi Affiliates do in the Proposed Offering" below.

15.      WHAT OTHER MATTERS ARE BEING VOTED ON?

         Four other matters are being voted on at this Meeting. First, the election of Stephen C. Miller, a Class I director, for a term of 3 years. Second, to amend the Fund's charter to permit the Board, without shareholder approval, to increase or decrease the Fund's authorized capital. Third, to amend the Fund's charter to permit the involuntary redemption of shareholders of 100 or fewer shares of common stock. Fourth, to amend the Fund's charter to permit the Fund to issue preferred stock.

16.      WHO SHOULD I CALL IF I HAVE QUESTIONS?

         You   should   direct   your   questions   to   Georgeson   Shareholder
         Communications, Inc. who has been retained to assist with the proxy solicitation. They can be contacted at 1-800-732-6518.

[logo]
BOULDER GROWTH &
INCOME FUND, INC.                                  1680 38TH STREET, SUITE 800
                                                   BOULDER, COLORADO  80301

                         ANNUAL MEETING OF SHAREHOLDERS
                                 October 1, 2002

                                 PROXY STATEMENT

This document is a proxy statement ("Proxy Statement") for Boulder Growth & Income Fund, Inc. ("BIF" or the "Fund"). This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Shareholders of the Fund to be held on Tuesday, October 1, 2002, at 10:00 a.m. Mountain Daylight Time, at the Marriott Residence Inn, 3030 Center Green Drive, Boulder, Colorado, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about August 28, 2002, primarily by mail, but proxy solicitations may also be made by telephone, online on the Fund's web site, telegraph or personal interviews conducted by officers of the Fund and Mellon Investor Services, the transfer agent of the Fund, and by Georgeson Shareholder Communications, the proxy solicitor for the Fund. Georgeson's fee to assist in the solicitation of proxies is estimated to be $60,000. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

THE ANNUAL REPORT OF THE FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2002, HAS BEEN MAILED TO SHAREHOLDERS. ADDITIONAL COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-331-1710. THE REPORT IS ALSO VIEWABLE ONLINE AT THE FUND'S WEBSITE AT WWW.BOULDERFUNDS.NET

If the enclosed proxy is properly executed and returned by October 1, 2002 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee for Director and FOR the other matters listed in the accompanying Notice of the Annual Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting, however each proposal other than Proposal 1 will require the presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting.

The Fund has one class of capital stock: common stock, par value $1.00 per share (the "Common Stock" or the "Shares"). On the record date, August 23, 2002, there were 5,663,892 Shares of the Fund issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Fund's shares as of August 23, 2002 by each person who is known by the Fund to beneficially own 5% or more of the Fund's Common Stock.

          Name of Owner*               Number of Shares     Number of Shares            Percentage
                                       Directly Owned       Beneficially Owned       Beneficially Owned
--------------------------------------- -------------------- ------------------------------------------------
    Ernest Horejsi Trust  No. 1B                                1,171,400                20.68%
    Badlands Trust Company                                      ---**                    20.68%
    Stewart R. Horejsi Trust No. 2                              ---**                    20.68%

Aggregate Shares Owned**                                        1,171,400                20.68%

----------------------------

* The address of each listed owner is c/o Badlands Trust Company, POB 801, 614 Broadway, Yankton, South Dakota 57078.

** Excludes shares owned by the Ernest Horejsi Trust No. 1B (the "EH Trust"). Badlands Trust Company ("Badlands") is one of three trustees of the EH Trust. Badlands is a trust company organized under the laws of South Dakota and is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. The directors of Badlands are Larry Dunlap, Stephen C. Miller, Robert Ciciora, who is the brother of Mr. Horejsi's son-in-law (John Ciciora), Gail G. Gubbels and Marty Jans. Badlands and its directors disclaim beneficial ownership of shares owned by the EH Trust. Together with Larry Dunlap and Badlands, Ms. Ciciora is a trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Mr. Miller is an officer and director of Badlands. Because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Miller each disclaim beneficial ownership of such shares.

The EH Trust, Badlands and the Stewart R. Horejsi Trust No. 2, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of August 23, 2002, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, ___________ shares or ____% of Common Stock outstanding of the Fund.

As of August 23, 2002, the executive officers and directors of the Fund, as a group, owned 1,185,450 Common Shares (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 20.93% of Common Shares.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                      PROPOSAL NO. 1: ELECTION OF DIRECTOR

The Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. The first proposal to be considered at the Meeting is the election of one (1) Director of the Fund as follows:

           o Stephen C. Miller, Class I Director of the Fund, is being nominated for a three year term expiring at the Fund's 2005 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Susan L. Ciciora and Joel W. Looney, Class II Directors of the Fund, were elected on January 23, 2002, for a term to expire at the Fund's 2003 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Alfred G. Aldridge, Jr. and Richard I. Barr, Class III Directors of the Fund, were elected on January 23, 2002, for a term to expire at the Fund's 2004 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

The nominee has consented to serve as Director if elected at the Meeting. If the designated nominee declines or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominee for election to the Board and the existing Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

------------------------------ ----------------------------------------------------------------------------------------
     Name, Address*, Age       Position, Length of          Principal Occupation(s) and Other         Number of Funds
                              Term Served, and Term                Directorships held                 in Fund Complex
                                    of Office                  During the Past Five Years               Overseen by
                                                                                                         Director
-----------------------------------------------------------------------------------------------------------------------
Disinterested Directors
-----------------------------------------------------------------------------------------------------------------------
ALFRED G. ALDRIDGE, JR.        Director of the Fund     Retired;  from  1982-2002,  Sales  Manager of          2
BRIG. GEN. (RETIRED)           since January 2002.      Shamrock  Foods  Company;   Director  of  the
CAL. AIR NATIONAL GUARD        Current term expires     Fiesta   Bowl,    Tempe,   AZ   since   1997.
Age: 65                        at Annual Meeting for    Director,  Boulder  Total Return Fund,  Inc.,
                               2004                     since 1999.

RICHARD I. BARR                Director of the Fund     Retired;    from   1963-2001,    Manager   of          2
Age:  64                       since January 2002.      Advantage    Sales   and   Marketing,    Inc.
                               Current term expires     Director,  Boulder  Total Return Fund,  Inc.,
                               at Annual Meeting for    since 1999;  Director,  First Financial Fund,
                               2004                     Inc., since 2001.

JOEL W. LOONEY                 Director of the Fund     Partner, Financial Management Group, LLC               2
Age:  40                       since January, 2002.     since July 1999.  Director, Boulder Total
                               Current term expires     Return Fund, Inc., since January 2001.
                               at Annual Meeting for
                               2003

Interested Directors**
-----------------------------------------------------------------------------------------------------------------------
SUSAN L. CICIORA               Director of the Fund     Owner, Superior Interiors (interior design             2
Age: 38                        since January 2002.      for custom homes) since 1995; Corporate
                               Current term expires     Secretary, Ciciora Custom Builders, LLC
                               at Annual Meeting for    since 1995;  Trustee of the Brown Trust and
                               2003                     the EH Trust.  Director, Boulder Total
                                                        Return Fund, Inc., since November 2001.

STEPHEN C. MILLER              Director and Chairman    President and General Counsel of  Boulder              2
Age:  49                       of the Board since       Investment Advisers, LLC ("BIA"); Manager,
                               January 2002.            Fund Administrative Services, LLC ("FAS");
                               President of the         Vice President of  Stewart Investment
                               Fund.  Nominee for       Advisers ("SIA"); Director, Chairman of the
                               term as Director         Board and President of Boulder Total Return
                               expire at Annual         Fund, Inc., since 1999. President and
                               Meeting for 2005         General Counsel, Horejsi, Inc. (liquidated
                                                        in 1999); General Counsel, Brown  Welding
                                                        Supply, LLC (sold in 1999); Of Counsel,
                                                        Krassa & Miller, LLC since 1991.

* Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

**       Mr.  Miller is an  "interested  person"  because he is an officer  of BIA and SIA,  the Fund's  investment advisers.  Ms.  Ciciora is an "interested  person" as a result of the extent of her  beneficial  ownership of Fund shares and by virtue of her  indirect  beneficial  ownership  of the BIA and FAS. See Proposal No.
         2 - "Advisers and Administrator" below.

From the late 1980's until January, 2001, Mr. Looney had served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

The names of the executive officers of the Fund (other than Mr. Miller, who is described above) are listed in the table below. Each officer was elected to office by the Board at a meeting held on January 23, 2002. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board.

-----------------------------------------------------------------------------------------------------------------------
                                  Position, Length of
     Name, Address, Age        Term Served, and Term of     Principal Occupation(s) and Other Directorships held
                                        Office                           During the Past Five Years
-----------------------------------------------------------------------------------------------------------------------
CARL D. JOHNS                  Chief Financial Officer,   Vice President and Treasurer of BIA and Assistant
1680 38th Street,              Chief Accounting           Manager of FAS, since April, 1999; Vice President, Chief
Suite 800                      Officer, Vice President    Financial Officer and Chief Accounting Officer, Boulder
Boulder, CO 80301              and Treasurer since        Total Return Fund, Inc., since 1999; Employee of
Age: 39                        January 2002.  Appointed   Flaherty & Crumrine Incorporated prior to December 31,
                               annually.                  1998; Assistant Treasurer of   Preferred Income
                                                          Management Fund Incorporated, Preferred Income Fund
                                                          Incorporated and Preferred Income Opportunity Fund
                                                          Incorporated prior to December 31, 1998.

STEPHANIE KELLEY               Secretary since January    Secretary, Boulder Total Return Fund, Inc., since
1680 38th Street,              2002.  Appointed           October 27, 2000; Assistant Secretary and Assistant
Suite 800                      annually.                  Treasurer of various Horejsi Affiliates; employee of FAS
Boulder, CO 80301                                         since March 1999.
Age:  45

Set forth in the following table is the nominee for election to the Board and the existing Directors of the Fund, together with the dollar range of equity securities beneficially owned by each Director or nominee in the Fund as of August 23, 2002, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Advisers).

                                     DIRECTOR OWNERSHIP OF THE FUND

Disinterested Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                            Securities in the Fund        Equity Securities in All Funds
                                                                           in the Family of Investment
                                                                                    Companies
-----------------------------------------------------------------------------------------------------------------------
       Alfred G. Aldridge, Jr.                  Under $10,000                   $10,001 to $50,000
           Richard I. Barr                      Under $10,000                     Over $100,000
           Joel W. Looney                       Under $10,000                   $10,001 to $50,000
  Interested Directors and Nominees
-----------------------------------------------------------------------------------------------------------------------
          Susan L. Ciciora                      Over $100,000+                    Over $100,000
          Stephen C. Miller                    Over $100,000++                    Over $100,000


+        1,171,400 Shares of the Fund are held by the EH Trust. Accordingly, Ms.
         Ciciora may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora disclaims all such beneficial ownership. Ms. Ciciora directly owns 2,500 shares of the Fund.

++ Mr. Miller directly owns 5,600 shares of the Fund and indirectly owns and controls 2,800 shares of the Fund through his membership in Erma Miller, LLC. Mr. Miller is also a director and officer of Badlands Trust Company. By virtue of such relationships, Mr. Miller may be deemed to share the indirect power to vote and direct the disposition of the Shares directly and beneficially held by EH Trust and Badlands Trust Company. Mr. Miller disclaims beneficial ownership of such Shares.

None of the disinterested Directors or their family members owned beneficially or of record any securities of the Fund's advisers or any person directly or indirectly controlling, controlled by, or under common control with the advisers.

The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended June 30, 2002. No persons (other than the "independent" Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                            DIRECTOR COMPENSATION

          Name of Person and                 Aggregate Compensation         Total Compensation from the Fund
        Position with the Fund            from the Fund Paid to Directors  and Fund Complex Paid to Directors
-----------------------------------------------------------------------------------------------------------------------
Alfred G. Aldridge, Jr., Director                    $6,000                       $29,500 (2 funds)

Richard I. Barr, Director                            $6,000                       $29,500 (2 funds)

Joel W. Looney, Director                             $6,000                       $29,500 (2 funds)

Susan L. Ciciora, Director                             $0                                 $0

Stephen C. Miller, President of the                    $0                                 $0
Fund, Chairman of the Board and
Director

Prior to January 28, 2002, each Director of the Fund who was not an officer of the Fund received a fee of $2,000 per annum plus $1,000 for each in-person meeting, and $250 for each telephone meeting. In addition, the Audit Committee and Nominating Committee members received an additional $250 for each committee meeting attended. Committee chairs received an additional $375 for each committee meeting chaired.

As of January 28, 2002, each Director of the Fund who is not a Director, officer or employee of an investment adviser, or any of their affiliates, receives a fee of $3,000 for each in-person meeting, and $500 for each telephone meeting, constituting their full compensation. Each Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held seven meetings (three of which were held by telephone conference call) during the fiscal year ended June 30, 2002. Each Director currently serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended June 30, 2002 amounted to $49,706.1

                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board adopted a written charter for the Audit Committee on January 23, 2002. A copy of the Audit Committee Charter is attached hereto as Exhibit A. The Audit Committee met three times during the fiscal year ended June 30, 2002.

In connection with the audited financial statements as of and for the year ended June 30, 2002 included in the Fund's Annual Report for the year ended June 30, 2002 (the "Annual Report"), at a meeting held on August 12, 2002, the Audit
Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

-----------------
1 Former Directors of the Fund (i.e., prior to January 28, 2002) were Timothy J. Ebner, Gustavo E. Gonzales, Jr., Ben H. Love , Judith L. Craven, Dr. Norman Hackerman, John W. Lancaster and F. Robert Paulsen. Between July 1, 2001 and December 31, 2001 such directors were paid $31,706.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice  of  auditing  or  accounting  and are not  employed  by the  Fund  for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and
financial   reporting   principles  and  policies,   or  internal  controls  and
procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report.

Submitted by the Audit Committee of the Fund's Board of Directors:

                  Alfred G. Aldridge, Jr.
                  Richard I. Barr
                  Joel W. Looney

INDEPENDENT ACCOUNTANTS. On July 22, 2002, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) selected KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110-2371, as independent accountants for the Fund for the Fund's fiscal year ending November 30, 2002. The selection of KPMG was ratified by the entire Board. KPMG also served as independent accountants for the Fund for the Fund's fiscal year ending June 30, 2002. A representative of KPMG will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

KPMG has informed the Fund that it has no direct or indirect financial interest in the Fund. The Horejsi Affiliates have engaged KPMG from time to time in the past to provide various accounting, auditing and consulting services.

Ernst & Young LLP ("Ernst & Young"), 1221 McKinney Street, Suite 2400, Houston, Texas, 77010 served as independent accountants for the Fund from April 18, 2000 until January 23, 2002. Ernst & Young resigned as independent accountant effective as of January 23, 2002. Ernst & Young's reports on the financial statements for the two years immediately preceding their resignation contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding Ernst & Young's resignation, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal year ended June 30, 2002. For the 12 months ended June 30, 2002, the Horejsi Affiliates paid $0 to KPMG for their services.

                                            FINANCIAL INFORMATION SYSTEMS
              AUDIT FEES                    DESIGN AND IMPLEMENTATION FEES                  ALL OTHER FEES
              ----------                    ------------------------------                  --------------
                $19,000                                   $ 0                                    $ 0


The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence. The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Aldridge, Barr and Looney.

NOMINATING COMMITTEE. The Board has a Nominating Committee consisting of Messrs. Looney, Aldridge and Barr which is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee of the Fund did not meet during the fiscal year ended June 30, 2002. The Fund does not have a compensation committee.

REQUIRED VOTE. Election of Mr. Miller as Director of the Fund will require the affirmative vote of a plurality of the votes of Common Stock cast at the Meeting in person or by proxy on Proposal 1.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE COMMON STOCK SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. MILLER.

         PROPOSAL NO. 2 : APPROVAL OR DISAPPROVAL OF A RIGHTS OFFERING

BACKGROUND AND SUMMARY OF PROPOSAL. The Board recommends that shareholders approve a transferable rights offering (the "Proposed Offering"), the substantive terms of which would permit shareholders to acquire one new share of the Fund for each share held (i.e., a one-for-one rights offering) for a subscription price equal to 95% of the lesser of net asset value ("NAV") or the average market price2 on the expiration date of the Proposed Offering. The Board has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise, and to spread Fund expenses across a larger asset base thereby reducing the Fund's expense ratio. The Proposed Offering seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission or other transaction charges. The distribution to shareholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund. See "Reasons for Conducting a Rights Offering" below.

KEY ELEMENTS OF THE PROPOSED OFFERING. Following are the key elements pursuant to which the Proposed Offering will be conducted:

o ONE-FOR-ONE OFFERING. The Proposed Offering will give shareholders of record the "right" to purchase one new share of the Fund for each full share held. For example, if you own 100 shares on the announced record date, you will receive rights entitling you to purchase 100 new shares of the Fund. Shareholders would be able to exercise all or some of their rights. However, shareholders who did not exercise all of their rights would not be able to participate in the over-subscription privilege See "Over-Subscription Privilege" below.

o TRANSFERABLE RIGHTS. The rights issued in the Proposed Offering are expected to be traded on the NYSE and will afford non-subscribing shareholders the option of selling their rights on the NYSE or through a subscription agent. Selling the rights allows a non-exercising shareholder (i.e., a shareholder who does not wish to purchase additional shares) the ability to offset some of the dilution which would otherwise occur. See "Dilution" below. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising shareholders would experience full dilution. There can be no assurance that a liquid trading market will develop for the rights or that the price at which such rights trade will approximate the amount of dilution realized by a non-exercising shareholder.

o SUBSCRIPTION PRICE. Under the Proposed Offering new shares will be sold at a price equal to 95% of the lesser of (a) the NAV on the expiration date of the Proposed Offering (the "Pricing Date") or (b) the volume-weighted average market price on the Pricing Date and the four immediately preceding trading days. Management believes that such a pricing formula (versus a higher percentage or a pre-determined fixed price) will provide an incentive to shareholders (as well as others who might trade in the transferable rights) to participate in the Proposed Offering.

o OVER-SUBSCRIPTION PRIVILEGE. If all of the rights initially issued are not exercised by shareholders on the record date, any unsubscribed shares will be offered to other record-date shareholders who have fully exercised the rights initially issued to them and who wish to acquire additional shares. If shares are insufficient to honor all over-subscriptions, the available shares will be allocated pro-rata among those who over-subscribe based on the number of rights originally issued to them. The Horejsi Affiliates may or may not exercise their over-subscription privilege. If the Horejsi Affiliates fully exercise their over-subscription privilege, under certain circumstances (e.g., low shareholder participation in both the Proposed Offering and the over-subscription privilege), the affiliates could substantially increase their percentage ownership in the Fund.

-----------------------
  1The "average market price" will be calculated based on the volume-weighted average of the closing price of the Fund's shares on the NYSE on the expiration date of the Proposed Offering and the 4 immediately preceding trading days.

o OFFERING FEES AND EXPENSES. The Fund expects to incur the following offering expenses in connection with the Proposed Offering:

                                    Table 1
                               Offering Expenses
-------------------------------------------------

NYSE Initial Registration Fees          $  3,500
NYSE Initial Listing Fee                $ 19,600
Printing Costs                          $ 12,500
Fees and Expenses of Qualification
   Under State Securities Laws          $  5,000
Auditing Fees and Expenses              $  5,000
Legal Fees and Expenses                 $ 70,000
Subscription Agent Expenses             $ 62,500
Information Agent Expenses              $ 18,000
Street Account Proxy -
   Direct Bill from ADP                 $  8,125
Underwriter Expenses                    $      -
Postage and Delivery Charges            $ 20,000
Miscellaneous                           $  5,000
                                        --------
TOTAL ESTIMATED COSTS                   $229,225
                                        --------

     Expenses for the Proposed Offering may be higher or lower than those shown above. In addition, expenses related to the Proposed Offering will be borne by the Fund and will reduce the net asset value of the Fund's common stock.

     USE OF THE PROCEEDS. Management estimates the net proceeds of the Proposed Offering to be approximately $31.2 million based on an estimated Subscription Price of $5.56 per share, assuming the Proposed Offering is fully subscribed and the expenses related to the Proposed Offering are approximately $229,000 as discussed in "Offering Fees and Expenses" above. The forgoing assumption, and all pro forma tables below used to illustrate Proposal No. 2, are based on the closing price of the Fund's shares on August 9, 2002. Accordingly, the assumptions and projections contained in this Proxy Statement are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio.

                                    Table 2
          Impact of Rights Offering On Stock Price and Net Asset Value

Shares Currently OUtstanding                                          5,663,892
Shares to be Issued in Proposed Offering                              5,663,892
Shares Outstanding After Proposed Offering                           11,327,784
Current Net Asset Value Per Share (8/9/02)                                $6.82
Aggregate Net Asset Value Before
   Proposed Offering based on NAV on 8/9/02                         $38,627,743
Average Market Price Per Share on 8/9/02                                  $5.85
Subscription Price Per Share
   (Based on 95% of Average Market Price)                                 $5.56
Gross Proceeds from Proposed Offering                               $31,447,080
Less: Offering Expenses                                               ($229,225)
                                                                    -----------
Net Proceeds from Proposed Offering                                 $31,247,855
                                                                    -----------
Expected Aggregate Net Asset Value
   After Proposed Offering                                          $69,875,598
                                                                    ===========S
NAV Per Share After Proposed Offering                                     $6.17
Pro-Forma STock Price (based on 8/9/02 Discount)*                         $5.29

*This price has been derived by accepting the discount at which the Fund's shares traded on 8/9/02, to illustrate the "NAV Per Share After Proposed Offering" of $6.17 shown above. The price (or discount) at which the Fund shares will trade after the Proposed Offering cannot be predicted, and in fact, Fund shares could trade at a wider discount after the Proposed Offering than has historically been the case. THe discount could be affected by a variety of factors other than the Proposed Offering, such as the Fund's performance or equity market conditions generally.

         Typically, closed-end funds raise additional capital in a rights offering to invest in additional securities consistent with the fund's investment objective and policies. Important factors for shareholders to consider include (i) whether the Fund is fully invested with respect to its existing assets prior to the Proposed Offering and (ii) whether opportunities exist in the market that warrant raising and investing additional capital. As of the date of this Proxy, the Fund is "fully invested" in accordance with its investment objective3, that is, 96% (as of August 9, 2002) of the Fund's assets are invested in common stock or other equities consistent with the Fund's objective.4 The Advisers (defined below) have indicated that, at the present time, the market offers many attractive investment opportunities that, in some instances, have not existed for years which, if taken advantage of, could yield positive results to shareholders. The Advisers have indicated that, if the Proposed Offering is implemented as contemplated by this Proxy, there should be ample opportunities in which to invest the proceeds of the Proposed Offering within 120 days of receipt. The Advisers have agreed to waive one-half of any advisory fees which would be charged against the un-invested proceeds from the Proposed Offering until such time as 50% of the proceeds have been invested in common stock equities, which include shares of real estate investment trusts and investment companies, in accordance with the Fund's investment objective.

--------------------------

  1In the  context of the Fund,  the use of the term  "fully-invested"  does not mean that 100% of the Fund's assets are invested in equities or investments other than cash or cash equivalents (e.g., U.S. treasuries and repos). Rather, it means that at least 90% (or such other percentage as may be approved by the Board) is invested in equities, with the balance being kept in ready reserve in the form of cash or cash equivalents. The "ready reserve" gives the Advisers the flexibility to take advantage of unexpected opportunities.

  2Approximately 12% of the Fund's assets remains invested in bonds that were purchased by the Fund's prior adviser.

0 TIMING OF THE PROPOSED OFFERING. Management currently anticipates conducting the Proposed Offering prior to the end of 2002, although the Offering could be delayed into 2003 based on then-current market conditions. If shareholders approve the Proposed Offering, the Fund currently intends to prepare and issue to shareholders a detailed prospectus regarding the terms and conditions of the Proposed Offering as soon as practicable following the Meeting.

REASONS FOR CONDUCTING THE PROPOSED OFFERING. Although there are numerous reasons for the Fund's conducting a rights offering, Management has emphasized two primary reasons:

    1. SPREADING EXPENSES ACROSS MORE ASSETS. As a closed-end mutual fund gets smaller, its expense ratio necessarily increases. This is because smaller funds have fixed costs (e.g., fidelity bonds, insurance, legal, accounting and printing costs and often fixed custody and transfer agent fees, etc.) which are not charged in proportion to the fund's size. As a fund gets bigger, however, these fixed expenses are spread across a larger asset base. This is illustrated in the expense ratio analysis below in Table 3. In the case of the Fund, since its initial public offering in 1974, it has shrunk from its original size of $70 million to around $38 million. Management believes that, even at $70 million, the Fund lacked the critical mass to sustain itself as an efficiently run closed-end fund. See "Effect of Proposed Offering On Expense Ratio" below.

    2. TAKING ADVANTAGE OF INVESTMENT OPPORTUNITIES. As of the date of this Proxy, the Fund is fully invested in accordance with its investment objective. As you might imagine, the recent slide in the stock market has resulted in bargain prices on good companies which have not been available during the recent past. The Proposed Offering will permit the Fund's advisers to take advantage of such opportunities as they arise, without having to liquidate quality Fund holdings to raise cash. When we see an opportunity, we want to be able to take advantage of it quickly and make a significant investment, without having to sell current holdings in the process. Having the cash resources to accomplish this is very important. Also, subject to then-current market conditions, management would like to conduct the Proposed Offering before the end of 2002 so that the Advisers have ample cash available to take advantage of lower stock prices that typically occur toward year-end due to investors selling portfolio holdings to recognize tax losses.

Other reasons supporting the Proposed Offering include the following:

    3. INCREASING LIQUIDITY. By conducting a rights offering, the Fund can potentially increase its trading volume. The Fund has a very low trading volume and float and increasing the number of shares through a rights offering might help to increase the volume of buyers in the market and have a positive effect on narrowing and maintaining a narrow discount, although this, of course, cannot be guaranteed.

    4. RETAINING GOOD INVESTMENTS. In a fund like BIF, which has most of its assets invested in companies that it intends to hold long-term, there are limits on the Fund's ability to take advantage of new, possibly better opportunities as they may arise in the future. Rather than sell a good company to free up cash to take advantage of these new opportunities, the Advisers believe that shareholders are better served by raising more cash through a rights offering. This approach in the long-term tends to be more tax-efficient, avoiding the realization of taxable gains.

    5. REDUCED TRANSACTION COSTS. A rights offering rewards existing shareholders with an opportunity to purchase additional shares of common stock at a price that is below market value and net asset value without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

    6. MORE INFLUENCE. A rights offering permits the Fund to grow, and as it grows, it can exert more influence in effecting changes (or preventing changes) within the companies in which it invests.

    7. INVESTING FOR CONTROL. Although investing for control is not a primary strategy of the Fund, at those times when Management sees an opportunity and chooses to do so, we want the Fund to be big enough and thus have the financial wherewithal to buy the requisite controlling shares.

    8. BETTER TREATMENT FROM BROKERS. Larger funds can buy "in quantity" and can sometimes receive better execution and lower commissions from brokers because of their size.

    9. IMPROVING ANALYST COVERAGE. Increasing the Fund's size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.

EFFECT OF PROPOSED OFFERING ON EXPENSE RATIO. As discussed above (see "Reasons for Conducting the Proposed Offering"), one of the primary reasons for conducting the Proposed Offering is to make the Fund more "efficient" by lowering the Fund's expense ratio through realizing economies of scale. The Fund's current actual expense ratio is 2.63%5 based on actual Fund expenses as of June 30, 2002, the Fund's fiscal year-end. This expense ratio is adjusted to 2.23% (the "Adjusted Current Ratio") to reflect elimination of "extraordinary expenses" which Management does not believe will be recurring expenses.6 The following Table shows the impact that the Proposed Offering should have on the Fund's expense ratio, assuming that (i) the NAV is $6.82 per share (i.e., the Fund's NAV on 8/9/02), (ii) shares are issued in the Proposed Offering at discounts to NAV of between 0% and 20% (see Scenarios A through E below) and
(iii) the Proposed Offering is fully subscribed. Note that the Projected Expense Ratio of between 1.90% and 1.94% for each discount scenario compares favorably to the Adjusted Current Ratio of 2.23% -- a difference of between 0.30% and 0.33% per annum - representing a significant increase in operating efficiency. A 0.30% difference represents a $114,000 or $0.02 per share annual savings based on the approximately $38 million of current net assets.

                                    Table 3
                            Matrix of Expense Ratios
--------------------------------------------------------------------------------
           Discount                                                   Projected
             From      Offering   Rights Offering    Total Net         Expense
 Scenario     NAV       Price         Proceeds         Assets           Ratio
--------------------------------------------------------------------------------
    A          0.0%     $6.48%      $36,467,131      $75,094,875        1.90%
    B         -5.0%     $6.16       $34,632,313      $73,260,057        1.91%
    C        -10.0%     $5.83       $32,797,496      $71,425,239        1.92%
    D        -15.0%     $5.51       $30,962,678      $69,590,421        1.93%
    E        -20.0%     $5.18       $29,127,860      $67,755,603        1.94%


The  Administrator  has agreed to reimburse  expenses  for the  one-year  period beginning on the expiration date of the Proposed Offering to the extent necessary to maintain the net average annualized expense ratio of the Fund at its level on the expiration date of the Proposed Offering, excluding extraordinary expenses. For example, if the Fund's expense ratio is 2.23% on the expiration date of the Proposed Offering, and the actual expense ratio is determined to be 2.35%, or a difference of 0.12%, the Administrator will reimburse the Fund such difference. In this example, if the Fund's net assets averaged $68.5 million during the 12-month period, the Administrator would reimburse $82,200 to the Fund.

DILUTION. With respect to the Proposed Offering, dilution is a reduction in the net asset value of a shareholder's shares of the Fund caused by the Fund's issuance of new shares at a price below net asset value. Dilution also refers to the reduction in a shareholder's percentage ownership in the Fund that would result if the shareholder failed to exercise his rights fully. Rights offerings are often criticized as being dilutive with respect to shareholders who do not fully exercise their rights. Dilution (other than that related to the expenses of the Proposed Offering) results primarily with respect to non-exercising shareholders and is exacerbated when new shares are issued at below the then-current NAV. In contrast, shareholders who fully exercise their rights and over-subscribe benefit from a slight accretion to the value of their shares to the extent the non-subscribing shareholders fail to fully exercise their rights. A discounted offering price (e.g., 90% or 95% of market value) causes the number of shares outstanding to increase at a rate greater than the increase in the Fund's assets. Following is a discussion of the effect of dilution on non-exercising, exercising and over-subscribing shareholders:

  1The  current  actual  expense  ratio  includes  what   Management   views  as
   extraordinary expenses such as proxy solicitations, expenses of proxy fights, excessive printing costs, etc., that would not be incurred in the ordinary course. The current expense ratio has been adjusted to remove these extraordinary expenses to show how the rights offering would affect expense ratios under normal operating conditions. Notwithstanding the Advisers not being the advisers for the Fund for the entire fiscal year, for purposes of this analysis, the Advisers' fee and Administrator's fee are included as currently contracted (i.e., 1.25% and 0.30% respectively).

  2See Footnote 5.

         EFFECT ON NON-EXERSING SHAREHOLDERS. Table 4(A) below shows the dilutive effect in terms of dollars on a non-exercising shareholder who owns 100 shares of the Fund. The column marked "Dilutive Effect on 100 Shares" is the aggregate diminution in value of 100 shares of the Fund after the Proposed OFFERING.

TABLE 4(A)
DILUTIVE EFFECT FOR NON-EXERCISING SHAREHOLDER IN DOLLARS ON 100 SHARES

   Col A              Col B             Col C            Col D             Col E              Col F          Col G
                                     Subscription    Shareholder's     Expenses of                         Dilutive
Discount from       Average        Price* (95% of       NAV Pre-     Rights Offering       Fund's NAV      Effect on
    NAV           Market Price         Col B)          Offering          (Per Share)      Post-Offering     100 Shares
----------------------------------------------------------------------------------------------------------------------
    5%                $6.48              $6.16           $6.82           ($0.02)             $6.47            ($35.27)
   10%                $6.14              $5.83           $6.82           ($0.02)             $6.31            ($51.47)
   15%                $5.80              $5.51           $6.82           ($0.02)             $6.14            ($67.67)
   20%                $5.46              $5.18           $6.82           ($0.02)             $5.98            ($83.86)


         In this example, since a non-exercising shareholder does not exercise at the subscription price, he has the same number of shares before and after the offering; thus, because the subscription price is 95% of the market price, assuming the market price is at a discount to NAV, the NAV of his shares after the offering will be less than before - thus resulting in dilution.

         EFFECT ON FULLY-SUBSCRIBING SHAREHOLDERS. Shareholders who fully subscribe (i.e., purchase all shares to which they are entitled on a 1-for-1 basis) will not experience the same level of dilution as a non-exercising shareholder. Table 4(B) below shows the effect in terms of dollars on fully-exercising shareholders. In essence, the dilutive effect on fully-exercising shareholders is merely their pro-rata share of the Offering expenses. See "Offering Fees and Expenses" above.

                                   Table 4(B)
    Dilutive Effect for Non-Exercising Shareholders in Dollars on 100 Shares



   Col A              Col B             Col C            Col D             Col E              Col F          Col G          Col H
                                                                       Shareholder's
                                                                       Average NAV
                                      Subscription   Shareholder's     Post Offering      Expenses of       Fund's         Dilutive
 Discount from       Average          NAV Pre-     NAV Pre-            Average of Col     Rights Offering   NAV Post-     Effect on
    NAV           Market Price         Col B)          Offering          C & Col D         Per Share        Offering      100 Shares
------------------------------------------------------------------------------------------------------------------------------------
    5%                $6.48              $6.16           $6.82           $6.49               ($0.02)         $6.47         (2.02)
   10%                $6.14              $5.83           $6.82           $6.33               ($0.02)         $6.31         (2.02)
   15%                $5.80              $5.51           $6.82           $6.16               ($0.02)         $6.14         (2.02)
   20%                $5.46              $5.18           $6.82           $6.00               ($0.02)         $5.98         (2.02)



         EFFECT ON OVER-SUBSCRIBING SHAREHOLDERS. Shareholders who "oversubscribe" will receive most of the benefit of any dilution realized by non-subscribing shareholders. Table 4(C) below shows the "accretion" experienced by oversubscribing shareholders with respect to the oversubscribed shares (i.e., with respect to the "fully subscribed" shares, they will still experience the nominal dilution from Table 4(B) above, that is, the dilution attributable to the Offering expenses).

                                   Table 4(C)
   Beneficial Effect (Accretion) for Exercising/Over-Subscribing Shareholders
                   in Dollars on 100 Over-Subscribed Shares*

   Col A           Col B           Col C         Col D         Col E           Col F

                               Subscription  Shareholder's
Discount from     Average     Price (95% of    NAV Pre-     Fund's NAV    Accretive Effect
    NAV        Market Price        Col B)      Offering+   Post-Offering   on 100 Shares

     5%           $6.48            $6.16          NA           $6.47           $31.22
    10%           $6.14            $5.83          NA           $6.31           $47.42
    15%           $5.80            $5.51          NA           $6.14           $63.62
    20%           $5.46            $5.18          NA           $5.98           $79.82


* This assumes that a shareholder owning 100 shares fully subscribes and receives 100 new shares in the Proposed Offering. IN ADDITION, this same shareholder elects to "over-subscribe" for any shares left un-subscribed by non-exercising shareholders. It is not possible to predict how many additional shares (if any) a shareholder will seek to over-subscribe as this is dependent on numerous variables particular to the shareholder (e.g., number of shares held, investment objective, cash resources, etc.) and the Proposed Offering (e.g., overall shareholder participation in the Proposed Offering and any over-subscription entitlement). For purposes of this example, however, it is assumed that the hypothetical shareholder over-subscribes for 100 additional shares. The ultimate accretive effect will depend on the actual number of shares received in the over-subscription.

+ Since the shareholder does not own the to-be-issued new shares prior to the offering, there is no associated NAV for the to-be-issued shares prior to the Proposed Offering. The accretion is merely the dilution experienced by the non-exercising shareholders less the pro-rata share of the offering expenses, less the cost of the rights if purchased on the open market.

To lessen the effect of dilution on existing Fund shareholders, Management suggested that the Board and the Fund should take the following steps in issuing the rights offering:

    1. The Board should endorse and strongly recommend that shareholders fully subscribe to all shares made available.

    2.   Ample and  conspicuous  disclosure  should be provided to  shareholders
         regarding   the  Proposed   Offering   and  the   dilutive   effect  on
         non-subscribing shareholders.

    3. The Proposed Offering should be a "transferable" offering with the rights trading on the NYSE. In a transferable offering, if a shareholder does not exercise his or her rights, but sells the rights at their intrinsic value, the shareholder should not experience significant dilution. However, even in a transferable offering, a failure to sell rights at or a sale below intrinsic value is likely to result in dilution.

    4. The Fund should engage an experienced and resourceful "information agent" who will answer telephone inquiries from shareholders and use the Fund's shareholder information to call shareholders and facilitate participation.

    5. The Board should engage an independent consultant to advise the Board on the terms and conditions of any rights offering so as to maximize the efficiencies to the Fund and minimize the dilutive effect to the shareholders. See "Use of Independent Consultant" and "Board Considerations" below.

Notwithstanding the dilutive effect of the Proposed Offering, the Board has determined that the benefits to the Fund and its shareholders (see discussion of "Reasons for Conducting the Proposed Offering") outweigh the dilutive effect. See "Board Considerations" below.

DISCOUNT. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (the "Discount"). The possibility that the Fund's shares will trade at a Discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Based on analysis of Herzfeld (defined below), the Discount of a fund typically widens during a rights offering and sometimes even before the offering begins. The Discount that may occur after a rights offering (or in particular the Proposed Offering) is difficult to analyze because there are so many other factors aside from merely conducting a rights offering that influence a fund's Discount. However, Herzfeld notes that after the expiration of a rights offering, a fund's Discount tends to gravitate back to its range before the offering, but Herzfeld advises that there is no empirical way to measure the effect of the rights offering on the Fund's
Discount. Nonetheless, based on research conducted, Herzfeld concluded that, subsequent to a rights offering, there is no evidence that Discounts widen or become persistent simply because a rights offering was conducted. For reference we have provided the following chart which provides a graphic representation of the Fund's Discount over the past 12 months.

                           [INSERT GRAPH OF DISCOUNT]

EFFECT OF THE PROPOSED OFFERING ON SHARE PRICE. The Proposed Offering is likely to have an immediate adverse effect on the Fund's share price, although the precise impact cannot be calculated. It is typical for shares of a fund to decline precipitously soon after a transferable rights offering is announced. In addition, there may be heavy selling pressure on the Fund's share price if arbitrageurs buy rights that have been sold by non-exercising shareholders and then sell Fund shares short to lock in a profit. Further, selling pressure may continue following the expiration of the Proposed Offering as arbitrageurs and other short-term investors sell shares acquired in the Proposed Offering.

THE ADVISERS AND ADMINISTRATOR. The Fund is co-advised by Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA"). BIA and SIA are collectively referred to as the "Advisers". The Fund's administrator is Fund Administrative Services, LLC (the "Administrator").

BOULDER INVESTMENT ADVISERS, LLC. BIA was formed on April 8, 1999, as a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. Stewart R. Horejsi is an employee of and investment manager for both Advisers and has extensive experience managing common stocks for the Fund as well as for the Horejsi Affiliates and other family interests. The members of BIA are Evergreen Atlantic, LLC, whose address is 1680 38th Street, Suite 800, Boulder, Colorado 80301 and the Lola Brown Trust No. 1B, whose address is PO Box 801, Yankton, South Dakota 57078 (the
"Members"). The Members each hold a 50% interest in BIA. The Members are "affiliated persons" of the Fund (as that term is defined in the 1940 Act). Both Mr. Horejsi and Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, are discretionary beneficiaries under the Lola Brown Trust No. 1B as well as under other Horejsi family affiliated trusts which own Evergreen Atlantic, LLC. Accordingly, as a result of this relationship, both Mr. Horejsi and Ms. Ciciora may directly or indirectly benefit from the relationship between the Fund and BIA.

STEWART INVESTMENT ADVISERS. SIA (or Stewart West Indies Trading Company, Ltd. dba Stewart Investment Advisers) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the Stewart West Indies Trust, an irrevocable South Dakota trust, established by Mr. Horejsi in 1996 primarily to benefit his issue (the "West Indies Trust"), whose address is PO Box 801, Yankton, South Dakota 57078. Mr. Horejsi is not a beneficiary under the West Indies Trust. However, Susan Ciciora, Mr. Horejsi's daughter and one of the Fund's "interested" directors, as well as members of her family, are discretionary beneficiaries under the West Indies Trust and thus, as a result of this relationship, may directly or indirectly benefit from the relationship between SIA and the Fund.

Prior to 1999, neither BIA nor SIA, which are registered as investment advisers under the Investment Advisers Act of 1940, had previously served as adviser to a registered investment company or managed assets on a discretionary or non-discretionary basis. However, as described above, Mr. Horejsi, an employee and investment manager of both Advisers, has extensive experience managing common stocks for the Horejsi Affiliates and other family interests.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the advisory agreement between SIA and the Fund, SIA has appointed the Secretary of the Fund (i.e., presently Stephanie Kelley in Boulder, Colorado) as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Stewart R. Horejsi is an employee of both BIA and SIA. He is the primary investment manager and, together with Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for the day-to-day management of the Fund's assets and is primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of the Boulder Total Return Fund, Inc. until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), since April 1994; Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has been the investment adviser for various Horejsi Affiliates since 1982. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

FUND ADMINISTRATIVE SERVICES, LLC ("FAS"). FAS (formerly Boulder Administrative Services, L.L.C.) is a Colorado limited liability company whose principal place of business is 1680 38th Street, Suite 800, Boulder, Colorado 80301. The members of FAS are Lola Brown Trust No. 1B (50%) and Evergreen Atlantic, L.L.C.. (50%) (the "Members"). The officers of FAS are Stephen C. Miller, manager; Carl Johns, assistant manager; Laura Rhodenbaugh, secretary/treasurer; and Stephanie Kelley, assistant secretary. Since January of 2002, FAS has been providing certain administrative and executive management services to the Fund and, since March of 1999, to the Boulder Total Return Fund, Inc.

BENEFIT TO THE ADVISERS AND ADMINISTRATOR. The Advisers and the Administrator will benefit from the Proposed Offering because their fees are based on the average net assets of the Fund. See also "The Advisers and Administrator " above. It is not possible to state precisely the amount of additional compensation the Advisers and Administrator will receive as a result of the Proposed Offering because the proceeds of the Proposed Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all rights are exercised and that the Fund receives the maximum proceeds of the Proposed Offering, the annual compensation to be received by the Advisers and Administrator would be increased by approximately $443,700, based on the Fund's NAV and share price as of 8/9/02. See Table 5 below. Two of the Fund's Directors who voted to recommend the Proposed Offering to shareholders are "interested persons" of the Advisers within the meaning of the 1940 Act. One of these Directors, Susan L. Ciciora, could benefit indirectly from the Proposed Offering because of her beneficial interest in the Advisers and the Administrator. See "The Advisers and Administrator" above. While it was cognizant of the benefit to the Advisers and Administrator and indirect benefit to Ms. Ciciora, the Board nevertheless concluded that the Proposed Offering was in the best interest of shareholders. See "Board Considerations" below.

The following Table shows the economic benefits to the Advisers and the Administrator after the Proposed Offering, assuming approximately $31.2 million net proceeds (i.e., after offering expenses) raised in the Offering. The table does not reflect the impact on those benefits of the expense reimbursement agreement by the Administrator and the initial fee waiver by the Advisers (see "Effect of Proposed Offering on Expense Ratio" and "Use of the Proceeds" above.


                                    TABLE 5
        NET ADVISORY AND ADMINISTRATION FEES AFTER THE PROPOSED OFFERING

Current Advisory Fee                                                    $482,847
Increase in Advisory Fee from Proposed Offering                         $390,598
                                                                        --------
Projected Gross Advisory Fee after Proposed Offering                    $873,445

(Net) Current Administrative Fee*                                        $32,367
(Net) Increase in Administrative Fee from Proposed Offering**            $53,121
                                                                        --------
Projected Aggregate (Net) Administrative Fee after Proposed Offering     $85,489

Projected Aggregate INCREASE in Advisory AND Administrative Fee
after Proposed Offering                                                 $443,720

Projected Aggregate Advisory AND Administrative Fee after
Proposed Offering                                                       $958,933

*The "gross" Administrative Fee is $115,800 based on the Fund's total net assets on 8/9/02 and the fee calculated at the contract rate of 0.30% of total net assets. The "Current Administrative Fee" depicted above is net of all fees paid to unaffiliated third-party service providers (e.g., sub-administrator, custodian and transfer agent), some of which are fixed fees, while others are based on the FUnd's total net assets.

**Similar to the note immediately above, the "gross" increase in the Administration Fees attributable to the pro forma proceeds raised in the Proposed Offering is $93,700 using the Fund's NAV and share price as of 8/9/02 and the fee calculated as indicated above (i.e., the contract rat eof 0.30% of total net assets). The "Net Increase in Administrative Fee" depriced above is net of fees paid to unafiliated third-party service providers.

FUTURE RIGHTS OFFERINGS. The Fund may, in the future and in its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Proposed Offering. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Fund is incorporated, the Board is authorized to approve rights offerings without obtaining shareholder approval. However, under the 1940 Act and interpretations of the Securities and Exchange Commission ("SEC"), since the Proposed Offering is transferable and for a ratio of shares greater than one-for-three (i.e., one-for-one), it is necessary for the Fund to seek and obtain shareholder approval of the Proposed Offering. See "Required Vote" under this Proposal below. If shareholders do not approve the Proposed Offering, the Fund may elect to conduct a rights offering that conforms with the 1940 Act, SEC interpretations and certain other conditions, but does not require shareholder approval, so long as the Board determines that such offering would result in a net benefit to existing shareholders. For example, subject to the foregoing, the Fund might conduct either a NON-TRANSFERABLE one-for-one rights offering, or a transferable one-for-three rights offering, without seeking shareholder approval.

TAXATION. In general, for federal income tax purposes, neither the receipt nor the exercise of the rights by shareholders will result in taxable income to holders of common stock, and no loss will be realized if the rights expire without exercise. A shareholder's holding period for a share acquired upon exercise of a right begins with the date of exercise. Generally, a shareholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the subscription price per share and any servicing fee charged to the shareholder by the shareholder's broker, bank or trust company. A shareholder's gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share is held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share has been held at the time of sale for more than one year.

A more complete discussion of the tax consequences of a rights offering will be contained in the prospectus describing the offering.

USE OF INDEPENDENT CONSULTANT. The Board engaged Thomas J. Herzfeld, Inc. as an independent consultant to assess the viability and appropriateness of the Proposed Offering. See "Board Considerations" below.

BOARD CONSIDERATIONS. The Board, in making its determination to recommend the Proposed Offering to shareholders for approval, considered the information and analysis provided by Management, the Advisers, as well as other information made available to it regarding the Proposed Offering. On April 26, 2002, at a regularly scheduled meeting of the Board, Management distributed an extensive memorandum and research materials regarding an overview of rights offerings as well as the legal, practical and financial issues that the Board must consider in coming to a decision to approve a rights offering or to recommend such a proposal to shareholders. At this meeting, although the Board considered the viability of a rights offering for the Fund in general terms, it nonetheless resolved to have Management supplement and expand its analysis and present a formal and more detailed proposal for a rights offering at the next scheduled meeting. At the April meeting, the independent members of the Board (the "Independent Directors") also resolved to engage an independent and disinterested consultant to advise the Board, and particularly the Independent Directors, on the viability and appropriateness of a rights offering for the Fund. After this meeting, a representative of the Independent Directors interviewed three qualified financial consultants with experience in the closed-end fund industry and, after consultation with and unanimous agreement among the other Independent Directors, the Independent Directors selected and engaged Thomas J. Herzfeld, Inc. ("Herzfeld"), a recognized expert in the field of closed-end investment companies, to prepare an extensive analysis of rights offerings and their viability and appropriateness vis-a-vis the Fund.

Thereafter, at the Board's regularly scheduled meeting on July 22, 2002, Management presented the additional requested analysis and a formal proposal for the Proposed Offering. That proposal recommended a 1-for-1 transferable rights offering at a price of 90% of the lesser of (a) NAV on the expiration date or
(b) the average market price on the Pricing Date. Also, at the request of counsel for the Independent Directors, Management provided additional requested research, analysis and background material regarding the Proposed Offering. Prior to the July meeting, representatives of Herzfeld presented a written analysis of rights offerings and specific recommendations regarding the Proposed Offering. At the July meeting representatives of Herzfeld made an oral presentation of their materials, entertained questions from the Board, Management, the Advisers, the Fund's counsel and counsel for the Independent Directors, and met privately with the Independent Directors, their counsel and the Fund's counsel to discuss the Proposed Offering. Herzfeld advised the Board that in its view a "well-structured and well-timed rights offering can be a good way for BIF to raise capital at this time, if this additional capital will allow the fund to take advantage of investment opportunities, reduce expenses, and in general help the fund achieve its particular long-term investment objectives." Following those discussions, the Independent Directors determined that the pricing of the Proposed Offering should be changed from 90% of the lower of NAV or market price to 95% of the lower of NAV or market price, taking into account the lower dilution likely to result from the higher price and historical information supplied by Herzfeld supporting a conclusion that the higher price should not jeopardize the success of the rights offering.

At the July meeting, upon reviewing all information the Board considered relevant and necessary, the Board determined to recommend the Proposed Offering to shareholders for approval at the next annual meeting of shareholders. The Independent Directors also conditioned their approval on (1) the Advisers agreeing to waive one-half of any advisory fees which would be charged against the un-invested proceeds from the Proposed Offering until such time as 50% of the proceeds have been invested in common stock equities in accordance with the Fund's investment objective and (2) the Administrator's agreeing to cap the Fund's expense ratio for the one-year period following the Proposed Offering at the level in effect on the expiration of the Proposed Offering, excluding extraordinary expenses. The Advisers and the Administrator agreed to both of these conditions.

      In particular, the Board considered the following factors and issues:

      1. The existence and size of any current discount between the Fund's market price and NAV and the risk of increasing the discount both during and after the Proposed Offering.

      2. The extent of any dilution for non-participating shareholders.

      3. The basis of the offering (i.e., the number of rights needed to purchase one share).

      4. The size of the offering in relation to the number of shares outstanding.

      5. The use to be made of the proceeds from the offering and the potential return to shareholders therefrom.

      6. Whether to implement a transferable or non-transferable offering and whether a market will exist for any transferable rights.

      7. The extent to which the Horejsi Affiliates would benefit from a rights offering that was under-subscribed and how best to protect non-subscribing shareholders in such cases. See "What Will the Horejsi Affiliates Do in the Proposed Offering" below.

      8. The advantages and disadvantages of using an underwriter in connection with a rights offering.

      9. How the price, and other terms, for the rights offering will be determined.

     10. The affect that a rights offering might have on the overall fees paid to the Advisers, the Administrator and their affiliates.

     11. The costs of the offering.

     12. The Fund's current expense ratio and the anticipated reduction of the expense ratio as a result of a well-subscribed offering.

     13. The potential impact of the rights offering on the liquidity of the trading market for shares of the Fund.

     14. The Advisers' opinions that the offering would make new funds available so that the Fund could take advantage of investment opportunities without having to sell portfolio holdings that the Advisers believe should be retained.

After due consideration, the Board, including the non-interested Directors, unanimously approved a resolution recommending the Proposed Offering to the Fund's shareholders. The Horejsi Affiliates intend to vote in favor of the Proposed Offering (i.e., Proposal No. 2).

WHAT WILL THE HOREJSI AFFILATES DO IN THE PROPOSED OFFERING. The efficiency of a rights offering (i.e., ratio of offering expenses to the dollars raised) and its success or failure depends primarily on significant shareholder participation in the offering. Since the Horejsi Affiliates own such a large percentage of the Fund (20.68% as of the date of this Proxy), shareholders should be aware of whether they intend to fully exercise their rights. If the Horejsi Affiliates elected not to fully exercise their rights, and other shareholders failed to subscribe for the unsubscribed shares, there could be significantly less cash raised, thus undermining one of the primary rationales for the Proposed Offering (e.g., to spread Fund expenses over a larger asset base and reduce its expense ratio). The Horejsi Affiliates have indicated their intention to fully exercise their rights in the Proposed Offering. If the Horejsi Affiliates fully exercise their over-subscription privilege, under certain circumstances (e.g., low shareholder participation in both the Proposed Offering and the over-subscription privilege), the affiliates could substantially increase their percentage ownership in the Fund.

REQUIRED VOTES. Under the Investment Company Act of 1940 (the "1940 Act"), approval of Proposal No. 2 requires the affirmative vote of a majority of the Fund's common shareholders, on the Record Date, such majority to be based on the number of shareholders rather than the amount of the Fund's voting securities. In addition, to assure that the Proposed Offering has widespread shareholder support, the Board has endorsed Proposal No. 2 on the condition that Proposal No. 2 also receives the approval of an absolute majority of the outstanding shares of the Fund.

Voting in favor of Proposal No. 2 does not give rise to an obligation for shareholders to participate in any rights offering.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.



PROPOSAL NO. 3 APPROVAL OR  DISAPPROVAL  OF AN  AMENDMENT  TO THE FUND'S CHARTER
               TO PERMIT THE BOARD, WITHOUT SHAREHOLDER APPROVAL, TO INCREASE OR DECREASE THE FUND'S AUTHORIZED CAPITAL

BACKGROUND AND SUMMARY OF PROPOSAL. The Board, including the Independent Directors, recommends that shareholders vote in favor of a proposal to amend the Fund's charter to permit the Board, without shareholder approval, to increase or decrease the Fund's authorized capital. Currently, 10 million shares, all designated as Common Stock, have been authorized.

Approval of this Proposal is needed to effectuate the Proposed Offering discussed in Proposal No. 2 above so as to permit the issuance of the new shares contemplated by the Proposed Offering. The Fund has issued 5.6 million shares and contemplates issuing an equal number of shares in the Proposed Offering, the aggregate of which would exceed the 10 million shares available. Similarly, if Proposal No. 2 is not approved by shareholders, but the Board subsequently resolves to conduct a rights offering that does not require shareholder approval, this Proposal would permit the requisite new shares to be authorized and issued. If approved, this change would permit the Board to react quickly, should the need arise, if the Fund were to issue additional shares and the number of shares available for issuance were less than the amount required. If this Proposal is not approved, a one-for-one offering (e.g., that contemplated by Proposal No. 2) could not be consummated.

The Board believes that this change gives the Board the flexibility to structure the Fund's capital in a way that benefits the common stockholders. The full text of the proposed amendments to the charter is attached (see Article FIRST in Exhibit B).

REQUIRED VOTE. Approval of this Proposal requires the affirmative vote of the holders of more than 50% of the outstanding common shares entitled to vote.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.



PROPOSAL NO. 4 APPROVAL OR  DISAPPROVAL  OF AN AMENDMENT  TO THE FUND'S  CHARTER
               TO PERMIT THE ISSUANCE OF PREFERRED STOCK

BACKGROUND AND SUMMARY OF PROPOSAL. The Board, including the Independent Directors, recommends that shareholders vote in favor of a proposal to amend the Fund's charter to permit the Fund to issue preferred stock. More specifically, the amendment would permit the Board to classify or reclassify un-issued shares of common stock as part of an issuance of preferred stock.

As amended, the charter would give the Fund broad flexibility to leverage its common stock using preferred stock. The Board has discussed from time to time leveraging the Fund through borrowing or the issuance of preferred stock. The Board believes that leverage could be appropriate and could benefit the Fund and its shareholders under certain circumstances, but has not determined to issue preferred stock at this time. It may be more advantageous to leverage through issuing preferred stock rather than borrowing, depending on cost and other factors. Consequently, the Board is recommending the charter change in order to be able to take advantage of whichever approach makes most sense for the Fund at the particular time.

Leveraging by the Fund either through the issuance of preferred stock or debt will create an opportunity for increased return but, at the same time, will involve special risk considerations. Leveraging will magnify declines as well as increases in the net asset value of the Common Stock and in the net return on the Fund's portfolio. Although the principal balance of the Fund's leverage could be fixed, the Fund's assets may change in value during the time a preferred stock or debt security is outstanding, thus increasing exposure to capital risk. To the extent the return derived from the assets obtained with the proceeds from a preferred stock or debt issuance exceeds the dividends or interest and other expenses that the Fund will have to pay, the Fund's net return will be greater than if leverage was not used. Conversely, however, if the return from the proceeds obtained from a preferred stock or debt issuance is not sufficient to cover the cost of leverage, the net return of the Fund will be less than if leverage was not used, and therefore the amount available for distribution to the Fund's common stock shareholders as dividends will be reduced.

Related to, but not conditioned on the approval of this Proposal, is Proposal No. 3 which would allow the Fund, by Board action and without the approval of shareholders, to increase its authorized capital in the event that the 10 million shares currently authorized have already been issued. If approved, this Proposal and Proposal No. 3 would permit the Board to react quickly, should the need arise, if the Fund were to issue additional shares and the number of shares available for issuance were less than the amount required.

The Board believes that these changes give the Board the flexibility to structure the Fund's capital in a way that benefits the common stockholders. The full text of the proposed amendments to the charter is attached (see Article FIRST in Exhibit B).

REQUIRED VOTE. Approval of this Proposal requires the affirmative vote of the holders of more than 50% of the outstanding common shares entitled to vote.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4.

PROPOSAL NO. 5 APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE FUND'S CHARTER TO
               PERMIT THE INVOLUNTARY REDEMPTION OF HOLDERS OF 100 OR FEWER SHARES OF COMMON STOCK

BACKGROUND AND SUMMARY OF PROPOSAL. The Board, including the Independent Directors, have approved an amendment to the Fund's charter to permit the Fund, upon notice to the affected shareholders, to involuntarily redeem all of the shares of common stock held by a shareholder holding of record 100 or fewer shares of common stock of the Fund. As of March 1, 2002, the Fund had 495 shareholders of record holding 100 or fewer shares. Management has advised the Board that significant savings would be realized (in terms of solicitation costs and printing and mailing costs for shareholder reports, proxy statements and other Fund information) if these small shareholders were redeemed. In addition, such a redemption would permit redeemed shareholders to receive the full market value for their shares by avoiding brokerage commissions and premiums typically paid for small or odd-lot transactions. The reduction in these expenses, and the savings realized by redeemed shareholders, would benefit all Fund shareholders.

If the amendment is approved, small shareholders would be redeemed at a price equal to the lesser of (i) the net asset value of each share (or fraction thereof) to be redeemed determined in accordance with the 1940 Act or (ii) the market value of each share (or fraction thereof) to be redeemed, which shall be the closing price for the shares of the Fund's common stock on the NYSE, determined in each case as of the close of regular trading on the NYSE on the date on which the redemption is effected. Payments to shareholders will be made in cash. All shares held by a shareholder will be redeemed if any are redeemed.

In view of the savings to be realized by the Fund as a whole, the transaction cost savings to the redeemed shareholders and the fairness of the price to be paid, the Board determined that this amendment is in the best interests of the Fund and its shareholders. The full text of the proposed amendment to the charter is attached (see Article SECOND in Exhibit B).

REQUIRED VOTE. Approval of this Proposal requires the affirmative vote of the holders of more than 50% of the outstanding common shares entitled to vote.

THE  BOARD  OF  DIRECTORS,   INCLUDING  ALL  OF  THE  NON-INTERESTED  DIRECTORS,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 5.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2003 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than November 1, 2002.

                             ADDITIONAL INFORMATION

         COMPLIANCE  WITH  SECTION 16 OF THE  SECURITIES  EXCHANGE  ACT OF 1934.
Section 16(a) of the 1934 Act requires the Fund's Directors and officers, certain persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from certain of such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

         BROKER NON-VOTES AND ABSTENTIONS. A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    Exhibit A

                       BOULDER GROWTH & INCOME FUND, INC.
                             AUDIT COMMITTEE CHARTER

    1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors"). The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members. The Chairman of the Committee must have accounting or related financial management expertise.

    2. The purposes of the Audit Committee are:

          (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and it is the responsibility of the Fund's independent auditors to plan and carry out a proper audit.

    3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, and to receive the auditors' specific representations as to their independence at least annually;

          (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

          (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

          (d) to review and approve the fees charged by the auditors for audit and non-audit services;

          (e) to investigate any improprieties or suspected improprieties in fund operations;

          (f) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

          (g) to review any violations of the Code of Ethics for the Fund and its advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

          (h) to oversee the Fund's compliance with 1940 Act asset coverage tests and other tests under applicable guidelines and restrictions related to senior securities issued, or debt incurred, by the Fund; and

          (i) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

    4. The Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Audit Committee thereof, as representatives of the shareholders of the Fund, and the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary). The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

    5. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require.

    6. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

    7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

    8. The Committee shall be responsible for reviewing any required description of the Committee in the Fund's annual reports or proxy statements.

    9. The Committee will periodically assess the independence of its members.

   10. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


   Adopted: January 23, 2002

                                    Exhibit B

                       BOULDER GROWTH & INCOME FUND, INC.

                              ARTICLES OF AMENDMENT

         Boulder Growth & Income Fund, Inc., a Maryland corporation with its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:


         FIRST: The charter of the Corporation is hereby amended by amending the current provisions of Article FIFTH of the Articles of Incorporation to read as follows:

                           FIFTH: (a) The total number of shares of stock that the Corporation shall have authority to issue is ten million (10,000,000) shares, all initially designated Common Stock, of the par value of One Dollar ($1.00) each and of the aggregate par value of Ten Million Dollars ($10,000,000). The Board of Directors, with the approval of a majority of the entire Board, and without action by the stockholders, may amend the charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. The Board of Directors of the Corporation is also authorized to classify or to reclassify from time to time any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock.

         SECOND: The charter of the Corporation is further amended by adding an additional paragraph to Article FIFTH of the Articles of Incorporation, as amended in Articles FIRST above, as follows:

                  (b) The term "Minimum Number" when used herein shall mean ten shares of Common Stock of the Corporation, unless otherwise fixed at a higher or lower number by the Board of Directors from time to time; provided, however, that the Minimum Number may not in any event exceed one hundred shares of Common Stock.

                           (i) notwithstanding any other provision of the charter of the Corporation, if the number of shares of Common Stock of the Corporation held by a stockholder shall be less than the Minimum Number then in effect, the Corporation, at its option, may redeem all of the shares of Common Stock held by the stockholder upon notice given to the stockholder in accordance with subparagraph (b)(ii) below, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland.

                           (ii) The notice referred to in subparagraph (b)(i) above shall be in writing and personally delivered to the stockholder or deposited in the United States mail at least thirty days (or such other number of days as may be specified from time to time by the Board of Directors) prior to the redemption. If mailed, the notice shall be addressed to the stockholder at his or her post office address as shown on the books of the Corporation and sent by first-class mail, postage prepaid.

                           (iii) The price for each share (or fraction thereof) of Common Stock acquired by the Corporation pursuant to this paragraph
         (b) of Article FIFTH shall be the lesser of (i) the net asset value of such share (or fraction thereof) determined in accordance with the Investment Company Act of 1940, as amended, or (ii) its market value, which shall be the closing price for the shares of the Corporation's Common Stock on the New York Stock Exchange ("NYSE") (or if it is not then listed on the NYSE on such other stock exchange on which the Common Stock shall then be listed), determined in each case as of the close of regular trading on the NYSE (or such other exchange) on the date on which the redemption is effected pursuant to this paragraph (b) of Article FIFTH (or if no closing price is reported on that date, then the closing price on the next preceding date on which there is a closing price).

                           (iv) Payment by the Corporation for shares of Common Stock of the Corporation redeemed pursuant to this paragraph (b) of Article FIFTH shall be made by the Corporation in cash, out of the funds legally available therefor.

                  THIRD: The amendments to the charter of the Corporation set forth in these Articles of Amendment were advised by the Board of Directors and approved by the stockholders. The amendments do not increase the authorized stock of the Corporation or the aggregate par value thereof.

                  IN WITNESS WHEREOF, Boulder Growth & Income Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of , 2002. The undersigned President of Boulder Growth & Income Fund, Inc., hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.

WITNESS:                                    BOULDER GROWTH & INCOME FUND,
                                            INC.

                                            By:
--------------------------------------          --------------------------------
Stephanie Kelley, Secretary                     Stephen C. Miller, President

                                      PROXY

                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas N. Calabria, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Marriott Residence Inn, 3030 Center Green Drive, Boulder, Colorado 80301 at 10:00 a.m. Mountain Daylight Time, on October 1, 2002, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

     1. Election of Director.

     NOMINEES: Stephen C. Miller

         FOR ____                   WITHHELD ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ELECTION OF STEPHEN C. MILLER AS CLASS I DIRECTOR OF THE FUND.

     2. To approve or disapprove a transferable rights offering.

        FOR ____                   AGAINST ____                    ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE TRANSFERABLE RIGHTS OFFERING.

     3. To approve or disapprove an amendment to the Fund's charter to permit the Board, without shareholder approval, to increase or decrease the Fund's authorized capital.

        FOR ____                   AGAINST ____                    ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S CHARTER TO PERMIT THE BOARD, WITHOUT SHAREHOLDER APPROVAL, TO INCREASE OR DECREASE THE FUND'S AUTHORIZED CAPITAL.

     4. To approve or disapprove an amendment to the Fund's charter to permit the issuance of preferred stock.

        FOR ____                   AGAINST ____                    ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S CHARTER TO PERMIT THE ISSUANCE OF PREFERRED STOCK.

     5. To approve or disapprove an amendment to the Fund's charter to permit the involuntary redemption of shareholders of 100 or fewer shares of common stock.

        FOR ____                   AGAINST ____                    ABSTAIN ____

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S CHARTER TO PERMIT THE INVOLUNTARY REDEMPTION OF SHAREHOLDERS OF 100 OR FEWER SHARES OF COMMON STOCK.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------